Stock-Based Compensation	12 Months Ended
Dec. 31, 2013
Disclosure Of Compensation Related Costs Sharebased Payments [Abstract]
Stock-Based Compensation

18. Stock-Based Compensation

Stock-based Compensation Plans. The Company has adopted stock-based compensation plans in order to provide incentives to directors, officers, employees and other individuals providing services to or on behalf of the Company and its subsidiaries. The Company believes that its stock-based compensation awards encourage high levels of performance by individuals who contribute to the success of the Company and enable the Company to attract, retain and reward talented and experienced individuals. This is accomplished by providing eligible individuals with an opportunity to obtain or increase a proprietary interest in the Company and/or by providing eligible individuals with additional incentives to join or remain with the Company. The stock-based compensation plans serve to better align the interests of management and its employees with those of the Company’s shareholders. During the year ended December 31, 2013, the Company awarded stock-based compensation under its Amended and Restated 2008 Long Term Performance Plan (2008 LTPP). Awards under the 2008 LTPP may be granted to any officer or employee of the Company or any of its subsidiaries, non-employee directors, or to any other individual who provides services to or on behalf of the Company or any of its subsidiaries. To date, awards under the 2008 LTPP have been in the form of L-3 Holdings’ restricted stock units, performance units and options to purchase L-3 Holdings’ common stock.

On April 30, 2013, the stockholders of L-3 Holdings approved an amendment to the 2008 LTPP. The principal purpose of the amendment was to increase the number of shares authorized for issuance under the 2008 Plan by 6.5 million shares. In addition, the plan was amended to: (1) include all future equity issuances to non-employee directors under the 2008 LTPP instead of through the L-3 Communications Holdings, Inc. 2008 Directors Stock Incentive Plan (2008 DSIP), a separate equity plan previously used solely for non-employee directors, (2) include revised limits on the amount of annual equity grants to employees and include new limits on the amount of annual equity grants to non-employee directors, and (3) modify the way that shares issued under full value awards (that is, awards other than stock options or stock appreciations rights) granted under the 2008 LTPP are counted for purposes of calculating the number of authorized shares that have been issued, as further described below.

The amendment to the 2008 LTPP increased the number of shares authorized for issuance under the 2008 LTPP to approximately 19.2 million shares. Under the 2008 LTPP, each share of L-3 Holdings’ common stock issued under a full value award granted on or after February 26, 2013 is counted as 3.69 shares for purposes of this share limit. Each share issued under full value awards granted between March 1, 2010 and February 25, 2013 is counted as 2.6 shares for purposes of the share limit. At December 31, 2013, 7.9 million shares of L-3 Holdings’ common stock remained available for future awards under the 2008 LTPP.

The Company’s stock-based compensation by form of award, including stock-based compensation recorded in discontinued operations as a result of the spin-off of Engility, is presented in the table below.

	Year Ended December 31,
	2013	2012	2011
	(in millions)
Stock options	$10	$10	$11
Restricted stock units	41	46	48
Performance units	7	8	5

Total before income taxes	58	64	64
Income taxes	(22)	(24)	(24)

Total after income taxes	36	40	40
Less: Stock based compensation recorded in discontinued operations, net of income taxes	—	1	4

Stock based compensation recorded in continuing operations, net of income taxes	$36	$39	$36

Engility Spin-off Adjustments. As a result of the spin-off of Engility, effective July 17, 2012, all outstanding stock-based compensation awards related to Engility employees were assumed by Engility. Also in connection with the spin-off, the share amounts for all remaining L-3 outstanding stock options, restricted stock units and performance units, and the strike price for stock options were adjusted to maintain the aggregate intrinsic value at the Engility spin-off date of all grants outstanding on that date, pursuant to the terms of the stock-based compensation plans under which they were issued. Taking into account the change in the value of the Company’s common stock as a result of the distribution of the Engility shares to the Company’s shareholders, the conversion ratio for the remaining stock options, restricted stock units and performance units was 1.043678. For stock options, the net effect of these adjustments was an increase to the stock options outstanding due to the limited number of stock options assumed by Engility for the Engility employees. For restricted stock units, the net effect of these adjustments was a decrease in restricted stock units outstanding as the number of shares assumed by Engility for the Engility employees exceeded the impact of the adjustment for restricted stock units held by L-3 employees. The Engility spin-off adjustments are reflected in the January 1, 2013 share amounts in the stock option, restricted stock unit award and performance award tables below.

Stock Options. The exercise price of stock options granted under the 2008 LTPP may not be less than the fair market value of L-3 Holdings’ common stock on the date of grant. Options expire after 10 years from the date of grant and vest ratably over a three year period on the annual anniversary of the date of grant. All unvested options are subject to forfeiture upon termination of employment (subject to customary exceptions for death or disability). All of the stock option awards issued under the 2008 LTPP are non-qualified stock options for U.S. income tax regulations. The table below presents a summary of the Company’s stock option activity as of December 31, 2013 and changes during the year then ended.

	Number of Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
	(in thousands)		(in years)	(in millions)
Number of shares under option:
Outstanding at January 1, 2013	4,989.9	$76.57	5.8	$23

Options granted	741.7	77.00
Options exercised	(1,770.4)	73.24
Options forfeited	(78.3)	89.93

Outstanding at December 31, 2013	3,882.9	$77.90	6.2	$112

Vested and expected to vest at December 31, 2013(1)	3,865.9	$77.91	6.2	$112

Exercisable at December 31, 2013	2,420.9	$80.44	4.9	$64

(1)	Represents outstanding options reduced by expected forfeitures for options not fully vested.

The weighted average grant date fair value of the stock options awarded was $12.09, $11.32, and $15.54 for the years ended December 31, 2013, 2012 and 2011, respectively. The aggregate intrinsic value, disclosed in the table above, represents the difference between L-3 Holdings’ closing stock price on the last trading day for the period, and the exercise price, multiplied by the number of in-the-money stock options.

The total intrinsic value of stock options exercised, based on the difference between the L-3 Holdings’ stock price at the time of exercise and the related exercise price, was $32 million, $7 million and $8 million for the years ended December 31, 2013, 2012 and 2011, respectively. At December 31, 2013, unrecognized compensation costs related to stock options were $10 million ($6 million after income taxes), which are expected to be recognized over a weighted average remaining period of 1.1 years.

The actual income tax benefit realized related to compensation deductions arising from the exercise of stock options by the Company’s employees totaled $10 million, $2 million and $3 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Stock Option Fair Value Estimation Assumptions. The Company estimates the fair value of its stock options at the date of grant using the Black-Scholes option-pricing valuation model. The Company’s valuation model is affected by L-3 Holdings’ stock price as well as weighted average assumptions for a number of subjective variables described below.

•	Expected Holding Period. The expected holding period represents the period of time that granted stock options are expected to be outstanding until they are exercised. The Company uses historical stock option exercise data to estimate the expected holding period.

•	Expected Volatility. Expected volatility is based on L-3 Holdings’ historical share price volatility matching the expected holding period.

•	Expected Dividend Yield. Expected dividend yield is based on L-3 Holdings’ anticipated dividend payments and historical pattern of dividend increases over the expected holding period.

•	Risk-Free Interest Rates. The risk-free interest rates for stock options are based on U.S. Treasuries for a maturity period matching the expected holding period.

Changes in assumptions can materially impact the estimated fair value of stock options. The weighted average assumptions used in the valuation model are presented in the table below.

	2013 Grants	2012 Grants	2011 Grants
Expected holding period (in years)	5.6	5.4	5.2
Expected volatility	26.4%	27.0%	26.4%
Expected dividend yield	3.6%	3.6%	2.8%
Risk-free interest rate	1.0%	1.0%	2.2%

Restricted Stock Units. The Company awards restricted stock units that automatically convert into shares of L-3 Holdings’ common stock upon vesting (in the case of awards granted to employees) or upon the date on which the recipient ceases to be a director (in the case of awards granted to directors). These awards are subject to forfeiture until certain restrictions have lapsed, including a three year cliff vesting period for employees and a one year cliff vesting period for directors, in each case starting on the date of grant. The weighted average grant date fair value of the restricted stock units awarded was $77.12, $70.42 and $80.17 for the years ended December 31, 2013, 2012 and 2011, respectively. The grant date fair value of the restricted stock unit awards is based on L-3 Holdings’ closing stock price at the date of grant, and is generally recognized as compensation expense on a straight-line basis over the vesting period. However, for employees who attain retirement eligibility status prior to the end of the three year cliff vesting period, and who have provided at least one year of service after the date of grant, compensation expense is recognized over the shorter period from the date of grant to the retirement eligibility date. Retirement eligible employees are those employees that have attained the age of 65 and have completed at least five years of service (which service must be continuous through the date of termination except for a single break in service that does not exceed one year in length).

The table below presents a summary of the Company’s nonvested restricted stock unit awards as of December 31, 2013 and changes during the year then ended.

	Number of Shares	Weighted Average Grant Date Fair Value
	(in thousands)
Nonvested balance at January 1, 2013	1,729.7	$75.64
Granted	606.4	77.12
Vested	(476.4)	85.81
Forfeited	(85.9)	73.60

Nonvested balance at December 31, 2013	1,773.8	$73.51

As of December 31, 2013, total unrecognized compensation costs related to nonvested restricted stock unit awards were $48 million ($30 million after income taxes) and are expected to be recognized over a weighted average remaining period of 1.2 years. The total fair value of restricted stock unit awards vested during the years ended December 31, 2013, 2012 and 2011 as of their vesting dates was $37 million, $44 million and $35 million, respectively.

Performance Units. The Company awards performance units, with each unit having a value at the time of grant equal to a share of L-3 Holdings’ common stock. The number of units ultimately earned can range from zero to 200% of the original award based upon the level of performance achieved by the Company over the associated performance period in relation to pre-determined performance goals. Units earned under the program are converted into shares of L-3 Holdings’ common stock, or are paid in cash based on the closing price of L-3 Holdings’ common stock at the end of the performance period, as determined at the time of grant by the Compensation Committee of the Board of Directors of L-3 Holdings.

During the years ended December 31, 2013, 2012, and 2011, the Company awarded performance units with a weighted average grant date fair value per unit of $77.00, $70.43 and $95.50, respectively. Of these units, (1) all the units granted in 2013 and 2012 and half of the units granted in 2011 have performance conditions based on L-3’s diluted earnings per share (the EPS Element) and (2) half of the units granted in 2011 have performance conditions based on L-3’s total stockholder return relative to a peer group of companies (the TSR Element). The Company did not award any performance units related to the TSR Element in 2013 and 2012. The performance periods for the units began on January 1 of the applicable grant year and end on December 31 of the year corresponding to a three-year performance period. Units based on the EPS Element are payable in shares of L-3 Holdings’ common stock, while units based on the TSR Element are payable in cash. As of December 31, 2013, total unrecognized compensation costs related to the performance units were $6 million ($4 million after income taxes) and are expected to be recognized over a weighted average remaining period of 1.4 years.

The table below presents a summary of the Company’s performance unit awards based on expected performance as of December 31, 2013 and changes during the year then ended.

	Payable in Cash (TSR)		Payable in Shares (EPS)
	Number of Units	Weighted Average Grant Date Fair Value	Number of Units	Weighted Average Grant Date Fair Value
	(in thousands)		(in thousands)
Outstanding at January 1, 2013	59.3	$106.20	125.6	$71.86
Granted	—	—	61.7	77.00
(Decrease) increase due to expected performance	(33.1)	106.20	59.9	69.04
Vested	(25.3)	106.20	(67.9)	76.82
Forfeited	(0.9)	106.20	(3.8)	69.56

Outstanding at December 31, 2013	—	$—	175.5	$70.84

The performance period for the units awarded in 2011 ended on December 31, 2013. Based on the EPS Element and TSR Element achieved during the performance period, a total of 93,251 performance units having a fair market value of $10.0 million as of their vesting date were earned by the participants on December 31, 2013.

Performance Units Fair Value Assumptions. The TSR Element is initially measured at fair value and subsequently remeasured each reporting period using a Monte Carlo valuation model that incorporates current assumptions, including L-3 Holdings’ stock price and the variables described below.

•	Expected Volatility. Expected volatility is based on L-3 Holdings’ historical share price volatility matching the remaining measurement period.

•	Expected Dividend Yield. Expected dividend yield is based on L-3 Holdings’ anticipated dividend payments and historical pattern of dividend increases over the remaining measurement period.

•	Risk-Free Interest Rate. Risk-free interest rates for the performance units are based on U.S. Treasuries for a maturity matching the remaining measurement period.

Changes in assumptions can materially impact the estimated fair value of the TSR Element from period to period. The weighted average assumptions used in the valuation model as of December 31, 2013 for the 2011 TSR Element are presented in the table below.

2011 Grants
Expected volatility	10.2%
Expected dividend yield	2.2%
Risk-free interest rate	0.02%

Employee Stock Purchase Plan. Effective July 1, 2009, the Company adopted the 2009 Employee Stock Purchase Plan (2009 ESPP). Under the 2009 ESPP, eligible employees are offered options to purchase shares of L-3 Holdings’ common stock at the end of each six-month offering period at 95% of fair market value based on the average of the highest and lowest sales prices for the stock on the purchase date. Eligible employees generally include all employees of the Company and each subsidiary or affiliate of the Company that has been designated to participate in the 2009 ESPP. Offering periods begin on the first trading day in January and July of each calendar year and end on the last trading day in June and December of each calendar year. Share purchases are funded through payroll deductions of up to 10% of an employee’s eligible compensation for each payroll period, or $21,250 each calendar year.

As of December 31, 2013, 4.6 million shares were available for future issuance under the 2009 ESPP (i.e., excluding the effect of shares issued in January 2014 as described below). In July 2013, the Company issued 0.2 million shares under the 2009 ESPP at an average price of $81.71 per share, which covered employee contributions for the six months ended June 30, 2013. In January 2014, the Company issued 0.2 million shares under the 2009 ESPP at an average price of $101.55 per share, which covered employee contributions for the six months ended December 31, 2013. The 5% discount is not recognized as compensation expense in accordance with the accounting standard for share-based compensation expense.